UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 18, 2010
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On October 18, 2010, American Commercial Lines Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Finn Holding Corporation, a Delaware corporation (“Parent”), and Finn Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). The Merger Agreement was negotiated on behalf of the Company by and under the supervision of a special committee of independent directors of the Company.
Pursuant to the terms of the Merger Agreement, each issued and outstanding share of Company common stock, other than shares held by Company, Parent or Merger Sub, or held by GVI Holdings, Inc. and certain of its Affiliates (“GVI Stockholders”), or by any stockholders who are entitled to, and who properly exercise, appraisal rights under Delaware law, will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $33.00, without interest (the “Per Share Merger Consideration”). GVI Stockholders will receive $1.75 in cash less than the Per Share Merger Consideration for each share of Company common stock they hold if the transaction closes by December 31, 2010 and will receive the Per Share Merger Consideration if the transaction closes thereafter.
Under the terms of the Merger Agreement, the Company will have a 40-day “Go Shop Period” under which it is permitted to initiate, solicit and encourage alternative takeover proposals from third parties and to provide information and engage in discussions with third parties regarding alternative takeover proposals from third parties through 11:59 p.m., Eastern time on November 27, 2010 (the “No-Shop Period Start Date”). On the No-Shop Period Start Date the Company shall terminate any negotiations or discussions with third parties except for any “Excluded Party,” which is defined in the Merger Agreement as any third party that has made or delivered to the Company an alternative written takeover proposal on or prior to the No-Shop Period Start Date and which the Company’s board of directors (the “Board”) shall have determined in good faith (after consultation with its outside legal counsel and financial advisors) either constitutes a superior proposal or is reasonably likely to lead to a superior proposal. Except with respect to Excluded Parties, at the No-Shop Period Start Date, the Company is subject to customary “no-shop” restrictions on its ability to solicit alternative takeover proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative takeover proposals. The “no-shop” provision is subject to a customary “fiduciary-out” provision which provides that, prior to the time stockholder approval is obtained, the Board may change its recommendation to the Company’s stockholders or terminate the Agreement and enter into a definitive agreement with respect to a takeover proposal, if and only if, prior to taking such action, the Board has determined in good faith that the alternative takeover proposal is a superior proposal. During the Go Shop Period the Company will be required to pay a termination fee to Parent of $12 million if the agreement is terminated for a superior proposal or certain other reasons; after that period the termination fee is $14 million.

The GVI Stockholders have concurrently entered into a Voting Agreement pursuant to which they have agreed to vote shares owned by them representing, in the aggregate, 25.26% of the outstanding shares of the Company in favor of the transaction under the circumstances set forth therein. The Voting Agreement automatically terminates upon the termination of the Merger Agreement or the occurrence of certain other events. In the event the Voting Agreement is terminated because the Company has accepted a Superior Proposal, as defined in the Merger Agreement, the GVI Stockholders have agreed to accept $1.75 less than other stockholders in consideration per share from the party making the Superior Proposal if that transaction closes on or prior to December 31, 2010. The GVI Stockholders have also granted an option to Parent to acquire the GVI Stockholders’ shares at that same price between December 15 and December 31, 2010, provided that, if Parent exercises the option and the Merger Agreement is subsequently terminated for a Superior Proposal, Parent has agreed to both vote for such proposal and accept the same consideration that the GVI Stockholders would have received in respect of those shares, subject to Parent’s obligation to share profits with the GVI Stockholders from its subsequent disposition of those shares in certain circumstances.
Holders of vested and most unvested restricted stock units and employee stock options will receive the value of those grants based on the Per Share Merger Consideration. With respect to senior executives of the Company (Company internal employee level 16 and above), unvested employee restricted stock units and options held by those executives will be assumed by Parent and converted at the consummation of the merger into a restricted stock unit or option denominated in shares of the common stock of Parent.
The Company has agreed, among other things and subject to certain exceptions as described in the Merger Agreement, (i) to conduct its business in the ordinary and usual course of business and in a manner consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to take certain actions or engage in certain transactions during such period, (iii) to cause a stockholder meeting to be held to consider adoption and approval of the Merger Agreement and the Merger, and (iv) subject to certain limited exceptions, for the Board to recommend that the stockholders adopt the Merger Agreement and thereby approve the Merger.
The Merger Agreement contains customary representations and warranties of the parties and certain termination rights for both the Company and Parent, including the right of the Company to terminate the Merger Agreement to accept a superior proposal from a third party subject to payment of the termination fees described above. Parent may be required to pay to the Company a termination fee for failure to close due to failure of financing or certain other circumstances of $16 million, or $20 million for failure to close in other circumstances.
To support its obligations under the Merger Agreement, Parent has obtained equity financing commitments from Platinum Equity Capital Partners II, L.P. (the “Guarantor”), as well as debt financing commitments from Wells Fargo Capital Finance, LLC. The Guarantor has also provided a guarantee in favor of the Company, dated October 18, 2010, with respect to the performance by Parent and Merger Sub of certain of their respective obligations under the Merger Agreement. The Company intends to keep its existing senior secured notes outstanding and will comply with the indenture governing the notes, including making any required offer to purchase the notes upon a change in control.

Consummation of the Merger is subject to certain conditions to closing, including (i) the approval of the Company’s stockholders, (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, order or injunction prohibiting the Merger, (iv) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) (v) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers) and (vi) absence of a material adverse change affecting the Company as defined in the Agreement.
The Board approved the Merger Agreement following the unanimous recommendation of a special committee of independent directors. The parties to the Merger Agreement expect the Merger to close during the fourth quarter of 2010.
On October 18, 2010, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The foregoing description of the Merger Agreement and Voting Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibits 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and were made as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are qualified by information in confidential disclosure schedules that the Company exchanged with Parent and Merger Sub in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, the Company or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the proxy statement that the Company will be filing in connection with the Merger, as well as in the Forms 10-K, Forms 10-Q and other documents that the Company has filed or may file with the Securities and Exchange Commission (the “SEC”).
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)”, “intend(s)” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, the expected timing of the acquisition; the ability of Parent, Merger Sub and the Company to close the acquisition; and statements regarding future performance. All of such information and statements are subject to certain risks and uncertainties, the effects of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: (i) uncertainties associated with the acquisition of the Company by Parent, (ii) uncertainties as to the timing of the merger; (iii) failure to receive approval of the transaction by the stockholders of the Company; (iv) the ability of the parties to satisfy closing conditions to the transaction, including the receipt of regulatory approvals; (v) changes in economic, business, competitive, technological and/or regulatory factors; and (vi) those risks identified and discussed by the Company in its filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Parent nor the Company undertakes any obligation to publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in the Company’s SEC periodic and interim reports, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, Quarterly Report on Forms 10-Q for the fiscal quarters ended March 31 and June 30, 2010 and Current Reports on Form 8-K filed from time to time by the Company. All forward-looking statements are qualified in their entirety by this cautionary statement.
Additional Information and Where to Find It
In connection with the proposed transaction, the Company will file or furnish relevant documents, including a proxy statement, concerning the proposed transaction with the SEC. Investors and stockholders of the Company are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the Company and the proposed transaction. The final proxy statement will be mailed to the Company’s stockholders.
Investors and stockholders may obtain a free copy of the proxy statement and any other relevant documents filed or furnished by the Company with the SEC (when available) at the SEC’s Web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by the Company by contacting the Company by e-mail at aclinesinvestor@aclines.com or by phone at 800-842-5491or by going to the investor relations website portion of the Company website, www.aclines.com.
The Company and its directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the Company stockholders in respect of the proposed transaction. Information about the directors and executive officers of the Company and their respective interests in the Company by security holdings or otherwise is set forth in its proxy statement for the 2010 Annual Meeting of Stockholders, which was filed with the SEC on April

16, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 10, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC. Each of these documents is, or will be, available as described above.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 18, 2010, by and among American Commercial Lines Inc., Finn Holding Corporation and Finn Merger Corporation*

99.1	Press Release, dated October 18, 2010, issued by American Commercial Lines Inc.

*	The Company has omitted certain schedules in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the SEC upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: October 18, 2010	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of October 18, 2010, by and among American Commercial Lines Inc., Finn Holding Corporation and Finn Merger Corporation *

Exhibit 99.1	Press Release, dated October 18, 2010, issued by American Commercial Lines Inc.

*	The Company has omitted certain schedules in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the SEC upon request.